Summary Prospectus Supplement

July 1, 2021

Morgan Stanley Variable Insurance Fund, Inc.

Supplement dated July 1, 2021 to the Morgan Stanley Variable Insurance Fund, Inc. Summary Prospectus dated April 30, 2021

Global Strategist Portfolio (Class I) (the "Fund")

Effective immediately, Sergei Parmenov's title as portfolio manager of the Fund is Managing Director of Morgan Stanley Investment Management (Australia) Pty Limited.

Please retain this supplement for future reference.